Prospectus

CAPITAL
WORLD
BOND
FUND(R)

AN OPPORTUNITY FOR AS HIGH A LEVEL
OF TOTAL RETURN OVER THE LONG TERM
AS IS CONSISTENT WITH PRUDENT
INVESTMENT MANAGEMENT THROUGH
FIXED-INCOME INVESTMENTS ALL OVER
THE WORLD

November 25, 1995

[LOGO OF THE AMERICAN FUNDS GROUP(R)]


                            CAPITAL WORLD BOND FUND

                             333 South Hope Street
                             Los Angeles, CA 90071

The fund's investment objective is to seek, over the long term, as high a level of total return as is consistent with prudent investment management. Total return consists of a combination of interest income, capital appreciation and currency gains. The fund seeks to meet this objective by investing primarily in fixed-income obligations denominated in various currencies, including U.S. dollars.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information dated November 25, 1995, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

31-010-1195

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            SUMMARY
        OF EXPENSES

     Average annual
 expenses paid over
   a 10-year period
           would be
  approximately $18
 per year, assuming
           a $1,000
   investment and a
   5% annual return
     with a maximum
      sales charge.

                               TABLE OF CONTENTS

Summary of Expenses...............................     2
Financial Highlights..............................     3
Investment Objective and Policies.................     3
Certain Securities and Investment Techniques......     5
Investment Results................................     7
Dividends, Distributions and Taxes................     8
Fund Organization and Management..................     9
The American Funds Shareholder Guide.............. 12-20
Purchasing Shares.................................    12
Reducing Your Sales Charge........................    15
Shareholder Services..............................    16
Redeeming Shares..................................    18
Retirement Plans..................................    20

                            IMPORTANT PHONE NUMBERS

   Shareholder Services:
   800/421-0180 ext. 1

   Dealer Services:
   800/421-9900 ext. 11

   American FundsLine(R):
   800/325-3590
   (24-hour information)

This table is designed to help you understand costs of investing in the fund. These are historical expenses; your actual expenses may vary.


SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge on purchases
  (as a percentage of offering price)...  4.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management fees......................................... 0.68%
12b-1 expenses.......................................... 0.23%/3/
Other expenses (including audit, legal, shareholder
 services, transfer agent and custodian expenses)....... 0.21%
Total fund operating expenses........................... 1.12%

EXAMPLE                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                          ------ ------- ------- --------
You would pay the following
cumulative expenses on a $1,000
investment, assuming
a 5% annual return./4/            $58     $81    $106     $177

/1/ Sales charges are reduced for certain large purchases. (See "The American Funds Shareholder Guide: Purchasing Shares--Sales Charges.")
/2/ Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "The American Funds Shareholder Guide:
     Redeeming Shares--Contingent Deferred Sales Charge.")
/3/ These expenses may not exceed 0.30% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
/4/ Use of this assumed 5% return is required by the Securities and Exchange Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

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          FINANCIAL    The following information has been audited by Deloitte
         HIGHLIGHTS    & Touche LLP, independent accountants, whose
       (For a share    unqualified report covering each of the most recent
        outstanding    five years is included in the statement of additional
     throughout the    information. This information should be read in
       fiscal year)    conjunction with the financial statements and
                       accompanying notes which are also included in the statement of additional information.

                                                YEAR ENDED SEPTEMBER 30
                            -----------------------------------------------------------------------------------
                             1995       1994       1993       1992       1991    1990    1989    1988   1987/1/
                            ------     ------     ------     ------     ------  ------  ------  ------  -------
  Net Asset Value, begin-
   ning of year...........  $15.33     $16.48     $15.95     $15.60     $14.46  $14.55  $15.18  $14.24  $14.29
                            ------     ------     ------     ------     ------  ------  ------  ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS
   Net Investment Income..    1.09       1.05        .91       1.03       1.05    1.18    1.16    1.05     .13
   Net realized and
    unrealized gain (loss)
    on investments........    1.57      (1.14)       .65        .40       1.19    (.08)   (.36)    .82    (.18)
                            ------     ------     ------     ------     ------  ------  ------  ------  ------
    Total from Investment
     Operations...........    2.66       (.09)      1.56       1.43       2.24    1.10     .80    1.87    (.05)
                            ------     ------     ------     ------     ------  ------  ------  ------  ------
  LESS DISTRIBUTIONS
   Dividends from net in-
    vestment income.......   (1.18)/2/   (.94)/2/   (.84)/2/  (1.01)/2/  (1.10)  (1.19)  (1.10)   (.92)    --
   Distributions from net
    realized gains........     --        (.12)      (.19)      (.07)       --      --     (.33)   (.01)    --
                            ------     ------     ------     ------     ------  ------  ------  ------  ------
    Total Distributions...   (1.18)     (1.06)     (1.03)     (1.08)     (1.10)  (1.19)  (1.43)   (.93)    --
                            ------     ------     ------     ------     ------  ------  ------  ------  ------
  Net Asset Value, end of
   year...................  $16.81     $15.33     $16.48     $15.95     $15.60  $14.46  $14.55  $15.18  $14.24
                            ======     ======     ======     ======     ======  ======  ======  ======  ======
  Total Return/3/.........   18.10%     (0.62)%    10.40%      9.46%     16.10%   7.95%   5.46%  13.16%   0.33%
  RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year
    (in millions).........    $653       $576       $450       $224        $76     $41     $35     $35     $12
   Ratios of expenses to
    average net assets....    1.12%      1.11%      1.19%      1.38%      1.42%   1.52%   1.30%   1.38%    .12%/4/
   Ratio of net income to
    average net assets....    6.83%      6.88%      6.25%      6.88%      7.54%   8.40%   7.69%   6.84%    .91%/4/
   Portfolio turnover
    rate..................  104.96%     77.04%     27.95%     95.11%     81.44%  75.53%  61.57%  94.46%   6.13%/4/

 --------
 /1/  Period from 8/4/87-9/30/87.
 /2/ Amount includes realized non-U.S. currency gains of 12c, 4c, 3c and 7c for the years ended 1995, 1994, 1993 and 1992, respectively, treated as net investment income for federal income tax purposes.
 /3/ This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.
 /4/ These ratios are based on operations for the period shown, and, accordingly, are not representative of a full year's operations.

         INVESTMENT    The fund's investment objective is to seek, over the
          OBJECTIVE    long term, as high a level of total return as is
       AND POLICIES    consistent with prudent investment management. Total
                       return consists of a combination of interest income,
 The fund's goal is    capital appreciation and currency gains. The fund seeks
     to provide you    to achieve its objective by investing primarily in debt
     with as high a    obligations denominated in various currencies,
     level of total    including U.S. dollars, or in multinational currency
       return as is    units such as European Currency Units (ECU's).
         consistent
        withprudent    The fund may purchase debt obligations issued or
         investment    guaranteed by the United States or governments
    management over    (including states, provinces or municipalities) of
     the long term.    countries other than the U.S., or by their agencies,
                       authorities or instrumentalities, or by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the
                       Inter-American Development Bank, the Asian Development
                       Bank and the European Investment Bank. It also may purchase debt obligations of United States or non-U.S.
                       corporations or financial institutions, although it currently anticipates that its investments in issuers located outside the United States will be concentrated in governmental or quasi-governmental issues. The fund currently contemplates that it will invest

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                       primarily in obligations denominated in the currencies
                       of the United States, Japan, Canada, the Western European nations, New Zealand and Australia, as well as in multinational currency units.

                       The fund will limit its purchases of fixed-income securities to investment grade obligations. For long-term debt obligations this includes securities that are rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation, or that are not rated but considered to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company. Securities rated Baa/BBB have speculative characteristics.

                       The fund's portfolio of debt securities will be fully managed. Under normal market conditions, the fund will invest at least 65% of its assets in bonds. (For this purpose, bonds are considered to be any debt securities having initial maturities in excess of one year.) Issuers of these bonds will be located in at least three countries and issuers located in any one country (other than the United States) will represent no more than 40% of total assets. For defensive reasons or during times of international political or economic uncertainty, most or all of the fund's investments temporarily may be made in the United States and denominated in U.S. dollars.

                       The fund may hold a portion of its assets in U.S. dollars and other currencies and in cash equivalents of either U.S. issuers or issuers outside the U.S. (see the statement of additional information for a description of cash equivalents). The fund may also invest in fixed-income obligations convertible into equity securities or having attached warrants or rights to purchase equity securities (subject to certain limitations described in the statement of additional information).

                       The fund is a non-diversified investment company, and is therefore not subject to any investment restriction on the percentage of its assets that may be invested at any time in the securities of any one issuer. See "Fund Organization and Management." However, the fund intends to limit its investment in the securities of any single issuer, except for securities issued or guaranteed as to payment of principal and interest by governments or their agencies or instrumentalities or by supranational agencies, to 5% of its total assets at the time of purchase.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       THE FUND IS SUBJECT TO THE RISK OF FLUCTUATING INTEREST RATES AND SHARE VALUES AND THERE IS NO ASSURANCE THAT ITS OBJECTIVE WILL BE REALIZED.

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            CERTAIN    INVESTING IN VARIOUS COUNTRIES Investing globally in-
     SECURITIES AND    volves special risks, particularly in certain develop-
         INVESTMENT    ing countries, caused by, among other things: trade
         TECHNIQUES    balances and imbalances, and related economic policies;
                       expropriation or confiscatory taxation; limitations on
  Investing outside    the removal of funds or other assets; political or so-
  the U.S. involves    cial instability; the diverse structure and liquidity
  special risks and    of the various securities markets; nationalization pol-
     opportunities.    icies of governments around the world; and other spe-
                       cific local political and economic considerations. Com-panies located outside the United States operate under different accounting, auditing and financial reporting regulations than U.S. companies, and frequently there is less information publicly available about such com-panies. However, in the opinion of Capital Research and Management Company, global investing also can reduce certain of these risks through greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its cur-rency transactions. Increased custodian costs as well as administrative difficulties (for example, delays in clearing and settling portfolio transactions or in re-ceiving payments of dividends) may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS The fund has the ability to enter into forward currency contracts and purchase put or call options on currencies to protect against changes in currency exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses involved, the fund will not generally attempt to protect against all potential changes in exchange rates.

                       RISKS If market interest rates decline, fixed-income securities such as bonds generally appreciate in value. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the

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                       security beginning on the date of the agreement or
                       purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund also may enter into "roll" transactions which are the sale of securities issued by the Government National Mortgage Association commonly known as "GNMA certificates" (securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government) or other securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date.

                       PORTFOLIO TURNOVER Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year.

                       MATURITY Under normal economic and market conditions, the fund's portfolio will be invested substantially in intermediate-term (three to ten years to maturity) and long-term (more than ten years to maturity) debt securities. However, there are no restrictions on the maturity composition of the fund's portfolio.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments, which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the next page.

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
---------------------------------------------------------------------------------------------------------
                                                                                   YEARS OF EXPERIENCE
                                                                              AS INVESTMENT PROFESSIONAL
                                                                                      (APPROXIMATE)
                                                   YEARS OF EXPERIENCE AS
 PORTFOLIO COUNSELORS                               PORTFOLIO COUNSELOR     WITH CAPITAL
        FOR                 PRIMARY TITLE(S)               FOR             RESEARCH AND
    CAPITAL WORLD                                      CAPITAL WORLD         MANAGEMENT
      BOND FUND                                          BOND FUND           COMPANY OR         TOTAL
                                                       (APPROXIMATE)       ITS AFFILIATES       YEARS
---------------------------------------------------------------------------------------------------------
 Mark H. Dalzell         Vice President--         5 years                7 years          18 years
                         Investment Management
                         Group, Capital
                         Research
                         and Management Company
---------------------------------------------------------------------------------------------------------
 Laurentius Harrer       Vice President,          1 year                  2 years           7 years
                         Capital Research
                         International*
---------------------------------------------------------------------------------------------------------
 James R. Mulally        Vice President--Fixed    Since the fund began   15 years          19 years
                         Income, Capital          operations
                         Research Company*
---------------------------------------------------------------------------------------------------------
 Richard T. Schotte      Senior Vice President,   1 year                 18 years          28 years
                         Capital Research and
                         Management Company
---------------------------------------------------------------------------------------------------------

 The fund began operations on August 4, 1987.
 * Company affiliated with Capital Research and Management Company
-------------------------------------------------------------------------------
         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
  return of 8.96% a    various periods, with or without sales charges. Results
 year (assuming the    calculated without a sales charge will be higher. Total
      maximum sales    returns assume the reinvestment of all dividends and
   charge was paid)    capital gain distributions.
  over its lifetime
                       The fund's yield and the average annual total returns
    (August 4, 1987    are calculated in accordance with Securities and Ex-
            through    change Commission requirements which provide that the
      September 30,    maximum sales charge be reflected. The fund's distribu-
             1995).    tion rate is calculated by dividing the dividends paid
                       by the fund over the last 12 months by the sum of the month-end price and the capital gains paid over the last 12 months. For the 30-day period ended September
                       30, 1995, the fund's SEC yield was 5.83% and the dis-tribution rate was 6.69% at maximum offering price. The
                       SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund.
                       Among the elements used to calculate the SEC yield are the dividend and interest income earned and expenses paid by the fund, whereas the income paid to sharehold-ers is used to calculate the distribution rate. The fund's total return over the past 12 months and average annual total returns over the past five-year and life-time periods, as of September 30, 1995, were 12.53%, 9.42% and 8.96%, respectively. Of course, past results are not an indication of future results. Further infor-mation regarding the fund's investment results is con-tained in the fund's annual report which may be ob-tained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

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         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in March, June, October and December. The first three
          AND TAXES    dividends of each year are normally the same; the
                       December dividend may be greater or less than the first
             Income    three reflecting the impact of foreign currency
  distributions are    transactions. All capital gains, if any, are
    usually made in    distributed annually, usually in December. When a
       March, June,    dividend or capital gain is distributed, the net asset
        October and    value per share is reduced by the amount of the
          December.    payment.

                       FEDERAL TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

                       All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTIFIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO ITS RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

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               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, non-diversified management investment company, was
                AND    organized as a Maryland corporation in 1987. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid
     American Funds    certain fees for services rendered to the fund as
    Group, which is    described in the statement of additional information.
  managed by one of    They may elect to defer all or a portion of these fees
    the largest and    through a deferred compensation plan in effect for the
   most experienced    fund. Shareholders have one vote per share owned and,
         investment    at the request of the holders of at least 10% of the
          advisers.    shares, the fund will hold a meeting at which the board
                       could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment
                       Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder Guide--Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.70% of the first $500 million of the fund's assets, plus 0.60% on net assets in excess of $500 million but not exceeding $1 billion, plus 0.50% on net assets in excess of $1 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

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                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio
                       securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.30% of its average net assets annually (0.25% of which may be for service fees). See "Purchasing Shares--Sales Charges" below.

--------------------------------------------------------------------------------

              TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $521,000 for the fiscal year ended September 30, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                    AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

               SERVICE      ADDRESS                AREAS SERVED
                AREA
              ------------------------------------------------------------
              WEST     P.O. Box 2205               AK, AZ, CA, HI, ID,
                       Brea, CA 92622-2205         MT, NV, OR, UT, WA and
                       Fax: 714/671-7080           outside the U.S.
              ------------------------------------------------------------
              CENTRAL- P.O. Box 659522             AR, CO, IA, KS, LA,
              WEST     San Antonio, TX 78265-9522  MN, MO, ND, NE, NM,
                       Fax: 210/530-4050           OK, SD, TX, and WY
              ------------------------------------------------------------
              CENTRAL- P.O. Box 6007               AL, IL, IN, KY, MI,
              EAST     Indianapolis, IN 46206-6007 MS, OH, TN and WI
                       Fax: 317/735-6620
              ------------------------------------------------------------
              EAST     P.O. Box 2280               CT, DE, FL, GA, MA,
                       Norfolk, VA 23501-2280      MD, ME, NC, NH, NJ,
                       Fax: 804/670-4773           NY, PA, RI, SC, VA,
                                                   VT, WV and Washington,
                                                   D.C.
              ------------------------------------------------------------
              ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE COMPANY
              AT 800/421-0180 FOR SERVICE.
              ------------------------------------------------------------

                             [MAP OF UNITED STATES]
              ------------------------------------------------------------
              West (light grey); Central-West (white); Central-East
              (dark grey); East (green)

                [LOGO OF THE AMERICAN FUNDS SHAREHOLDER GUIDE]
--------------------------------------------------------------------------------

         PURCHASING    METHOD    INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
             SHARES    ---------------------------------------------------------

    Your investment                See "Investment      $50 minimum (except
    dealer can help                Minimums and Fund    where a lower
 you establish your                Numbers" for         minimum is noted
  account--and help                initial              under "Investment
      you add to it                investment           Minimums and Fund
 whenever you like.                minimums.            Numbers").
                       ---------------------------------------------------------
                       By          Visit any            Mail directly to
                       contacting  investment dealer    your investment
                       your        who is registered    dealer's address
                       investment  in the state         printed on your
                       dealer      where the            account statement.
                                   purchase is made
                                   and who has a
                                   sales agreement
                                   with American
                                   Funds
                                   Distributors.
                      ---------------------------------------------------------
                       By mail     Make your check      Fill out the account
                                   payable to the       additions form at the
                                   fund and mail to     bottom of a recent
                                   the address          account statement,
                                   indicated on the     make your check
                                   account              payable to the fund,
                                   application.         write your account
                                   Please indicate      number on your check,
                                   an investment        and mail the check
                                   dealer on the        and form in the
                                   account              envelope provided
                                   application.         with your account
                                                        statement.
                      ---------------------------------------------------------
                       By wire     Call 800/421-0180    Your bank should wire
                                   to obtain your       your additional
                                   account              investments in the
                                   number(s), if        same manner as
                                   necessary. Please    described under
                                   indicate an          "Initial Investment."
                                   investment dealer
                                   on the account.
                                   Instruct your
                                   bank to wire
                                   funds to:
                                   Wells Fargo Bank
                                   155 Fifth Street
                                   Sixth Floor
                                   San
                                   Francisco, CA 94106
                                   (ABA #121000248)
                                   For credit to the
                                   account of:
                                   American Funds
                                   Service Company
                                   a/c #4600-076178
                                   (fund name)
                                   (your fund acct.
                                   no.)
                      ---------------------------------------------------------
                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.
                      ---------------------------------------------------------
                      SHARE PRICE Shares are purchased at the offering price next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

-------------------------------------------------------------------------------

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAIL-ABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                               MINIMUM
                               INITIAL    FUND
  FUND                        INVESTMENT NUMBER
  ----                        ---------- ------
  STOCK AND STOCK/BOND FUNDS
  AMCAP Fund(R).........        $1,000     02
  American Balanced
   Fund(R)..............           500     11
  American Mutual
   Fund(R)..............           250     03
  Capital Income
   Builder(R)...........         1,000     12
  Capital World Growth
   and Income Fund(SM)..         1,000     33
  EuroPacific Growth
   Fund(R)..............           250     16
  Fundamental
   Investors(SM)........           250     10
  The Growth Fund of
   America(R)...........         1,000     05
  The Income Fund of
   America(R)...........         1,000     06
  The Investment Company
   of America(R)........           250     04
  The New Economy
   Fund(R)..............         1,000     14
  New Perspective
   Fund(R)..............           250     07
  SMALLCAP World
   Fund(SM).............         1,000     35
  Washington Mutual In-
   vestors Fund(SM).....           250     01

                             MINIMUM
                             INITIAL    FUND
 FUND                       INVESTMENT NUMBER
 ----                       ---------- ------
 BOND FUNDS
 American High-Income Mu-
  nicipal Bond Fund(SM)..     $1,000     40
 American High-Income
  Trust(R)...............      1,000     21
 The Bond Fund of
  America(SM)............      1,000     08
 Capital World Bond
  Fund(R)................      1,000     31
 Intermediate Bond Fund
  of America(R)..........      1,000     23
 Limited Term Tax-Exempt
  Bond Fund of
  America(SM)............      1,000     43
 The Tax-Exempt Bond Fund
  of America(SM).........      1,000     19
 The Tax-Exempt Fund of
  California(R)*.........      1,000     20
 The Tax-Exempt Fund of
  Maryland(R)*...........      1,000     24
 The Tax-Exempt Fund of
  Virginia(R)*...........      1,000     25
 U.S. Government Securi-
  ties Fund(SM)..........      1,000     22
 MONEY MARKET FUNDS
 The Cash Management
  Trust of America(R)....      2,500     09
 The Tax-Exempt Money
  Fund of America(SM)....      2,500     39
 The U.S. Treasury Money
  Fund of America(SM)....      2,500     49

 --------
* Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Mini-mums are reduced to $50 for purchases through "Auto-matic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional in-vestments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------

                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000.................    6.10%     5.75%       5.00%
               $50,000 but less than $100,000....    4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000.................    4.99      4.75        4.00
               $25,000 but less than $50,000.....    4.71      4.50        3.75
               $50,000 but less than $100,000....    4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000...    3.63      3.50        2.75
               $250,000 but less than $500,000...    2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more................    none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for

-------------------------------------------------------------------------------

                       other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

-------------------------------------------------------------------------------

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.
                       Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"),
                       personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.
                       --------------------------------------------------------
          REDEEMING     By writing to  Send a letter of instruction
             SHARES     American       specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       --------------------------------------------------------
                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.
                       --------------------------------------------------------
                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and
                        Exchanges"
                        below)
                       --------------------------------------------------------
                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)
                       --------------------------------------------------------

                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

         RETIREMENT    You may invest in the funds through various retirement
              PLANS    plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [LOGO OF RECYCLED   This prospectus has been printed on
                              PAPER]       recycled paper that meets the
                                           guidelines of the United States
                                           Environmental Protection Agency

20


Prospectus
for Eligible Retirement Plans

CAPITAL WORLD
BOND FUND(R)


AN OPPORTUNITY FOR AS HIGH A LEVEL OF
TOTAL RETURN OVER THE LONG TERM AS IS
CONSISTENT WITH PRUDENT INVESTMENT
MANAGEMENT THROUGH FIXED-INCOME
INVESTMENTS ALL OVER THE WORLD

NOVEMBER 25, 1995

[LOGO OF THE AMERICAN FUNDS GROUP(R)]



                            CAPITAL WORLD BOND FUND

                             333 South Hope Street
                         Los Angeles, California 90071



The fund's investment objective is to seek, over the long term, as high a level of total return as is consistent with prudent investment management. Total return consists of a combination of interest income, capital appreciation and currency gains. The fund seeks to meet this objective by investing primarily in fixed-income obligations denominated in various currencies, including U.S. dollars.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information dated November 25, 1995, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 31-010-1195

                               TABLE OF CONTENTS

 Summary of Expenses......................................................    3

 Financial Highlights.....................................................    4

 Investment Objectives and Policies.......................................    4

 Certain Securities and Investment Techniques.............................    6

 Investment Results.......................................................    8

 Dividends, Distributions and Taxes.......................................    9

 Fund Organization and Management.........................................    9

 Purchasing Shares........................................................   11

 Shareholder Services.....................................................   13

 Redeeming Shares.........................................................   13

-------------------------------------------------------------------------------

SUMMARY OF
EXPENSES

Average annual expenses
paid over a 10-year
period would be
approximately $14 per
year, assuming a $1,000
investment and a 5%
annual return with no
sales charge.

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees.......................................................  0.68%
12b-1 expenses........................................................  0.23%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)........................................  0.21%
Total fund operating expenses.........................................  1.12%

EXAMPLE                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                ------   -------   -------   --------
You would pay the following
cumulative expenses on a $1,000
investment, assuming
a 5% annual return./3/                   $11       $36       $62      $136

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")
/2/ These expenses may not exceed 0.30% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

         FINANCIAL     The following information has been audited by Deloitte
        HIGHLIGHTS     & Touche LLP, independent accountants, whose
      (For a share     unqualified report covering each of the most recent
       outstanding     five years is included in the statement of additional
    throughout the     information. This information should be read in
      fiscal year)     conjunction with the financial statements and
                       accompanying notes which are also included in the statement of additional information.

                                                            YEAR ENDED SEPTEMBER 30
                            -----------------------------------------------------------------------------------
                             1995       1994       1993       1992       1991    1990    1989    1988   1987/1/
                            ------     ------     ------     ------     ------  ------  ------  ------  -------
  Net Asset Value, begin-
   ning of year...........  $15.33     $16.48     $15.95     $15.60     $14.46  $14.55  $15.18  $14.24  $14.29
                            ------     ------     ------     ------     ------  ------  ------  ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS
   Net Investment Income..    1.09       1.05        .91       1.03       1.05    1.18    1.16    1.05     .13
   Net realized and
    unrealized gain (loss)
    on investments........    1.57      (1.14)       .65        .40       1.19    (.08)   (.36)    .82    (.18)
                            ------     ------     ------     ------     ------  ------  ------  ------  ------
    Total from Investment
     Operations...........    2.66       (.09)      1.56       1.43       2.24    1.10     .80    1.87    (.05)
                            ------     ------     ------     ------     ------  ------  ------  ------  ------
  LESS DISTRIBUTIONS
   Dividends from net
    investment income.....   (1.18)/2/   (.94)/2/   (.84)/2/  (1.01)/2/  (1.10)  (1.19)  (1.10)   (.92)    --
   Distributions from net
    realized gains........     --        (.12)      (.19)      (.07)       --      --     (.33)   (.01)    --
                            ------     ------     ------     ------     ------  ------  ------  ------  ------
    Total Distributions...   (1.18)     (1.06)     (1.03)     (1.08)     (1.10)  (1.19)  (1.43)   (.93)    --
                            ------     ------     ------     ------     ------  ------  ------  ------  ------
  Net Asset Value, end of
   year...................  $16.81     $15.33     $16.48     $15.95     $15.60  $14.46  $14.55  $15.18  $14.24
                            ======     ======     ======     ======     ======  ======  ======  ======  ======
  Total Return/3/.........   18.10%     (0.62)%    10.40%      9.46%     16.10%   7.95%   5.46%  13.16%   0.33%
  RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year
    (in millions).........    $653       $576       $450       $224        $76     $41     $35     $35     $12
   Ratios of expenses to
    average net assets....    1.12%      1.11%      1.19%      1.38%      1.42%   1.52%   1.30%   1.38%    .12%/4/
   Ratio of net income to
    average net assets....    6.83%      6.88%      6.25%      6.88%      7.54%   8.40%   7.69%   6.84%    .91%/4/
   Portfolio turnover
    rate..................  104.96%     77.04%     27.95%     95.11%     81.44%  75.53%  61.57%  94.46%   6.13%/4/

 --------
/1/ Period from 8/4/87-9/30/87.
/2/ Amount includes realized non-U.S. currency gains of 12c, 4c, 3c and 7c for the years ended 1995, 1994, 1993 and 1992, respectively, treated as net investment income for federal income tax purposes.
/3/ Calculated with no sales charge.
/4/ These ratios are based on operations for the period shown, and, accordingly, are not representative of a full year's operations.


        INVESTMENT     The fund's investment objective is to seek, over the
         OBJECTIVE     long-term, as high a level of total return as is
      AND POLICIES     consistent with prudent investment management. Total
                       return consists of a combination of interest income,
The fund's goal is     capital appreciation and currency gains. The fund seeks
    to provide you     to achieve its objective by investing primarily in debt
    with as high a     obligations denominated in various currencies,
    level of total     including U.S. dollars, or in multinational currency
      return as is     units such as European Currency Units (ECU's).
   consistent with
prudent investment     The fund may purchase debt obligations issued or
   management over     guaranteed by the United States or governments
    the long term.     (including states, provinces or municipalities) of
                       countries other than the U.S., or by their agencies, authorities or instrumentalities, or by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the
                       Inter-American Development Bank, the Asian Development
                       Bank and the European Investment Bank. It also may purchase debt obligations of United States or non-U.S.
                       corporations or financial institutions, although it currently anticipates that its investments in issuers located outside the

-------------------------------------------------------------------------------

                       United States will be concentrated in governmental or quasi-governmental issues. The fund currently contem-plates that it will invest primarily in obligations de-nominated in the currencies of the United States, Ja-pan, Canada, the Western European nations, New Zealand and Australia, as well as in multinational currency units.

                       The fund will limit its purchases of fixed-income secu-rities to investment grade obligations. For long-term debt obligations this includes securities that are rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation, or that are not rated but considered to be of equivalent quality by the fund's investment adviser, Capital Re-search and Management Company. Securities rated Baa/BBB have speculative characteristics.

                       The fund's portfolio of debt securities will be fully managed. Under normal market conditions, the fund will invest at least 65% of its assets in bonds. (For this purpose, bonds are considered to be any debt securities having initial maturities in excess of one year.) Is-suers of these bonds will be located in at least three countries and issuers located in any one country (other than the United States) will represent no more than 40% of total assets. For defensive reasons or during times of international political or economic uncertainty, most or all of the fund's investments temporarily may be made in the United States and denominated in U.S. dollars.

                       The fund may hold a portion of its assets in U.S. dollars and other currencies and in cash equivalents of either U.S. issuers or issuers outside the U.S. (see the statement of additional information for a description of cash equivalents). The fund may also invest in fixed-income obligations convertible into equity securities or having attached warrants or rights to purchase equity securities (subject to certain limitations described in the statement of additional information).

                       The fund is a non-diversified investment company, and is therefore not subject to any investment restriction on the percentage of its assets that may be invested at any time in the securities of any one issuer. See "Fund Organization and Management." However, the fund intends to limit its investment in the securities of any single issuer, except for securities issued or guaranteed as to payment of principal and interest by governments or their agencies or instrumentalities or by supranational agencies, to 5% of its total assets at the time of pur-chase.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

--------------------------------------------------------------------------------

                      THE FUND IS SUBJECT TO THE RISK OF FLUCTUATING INTEREST RATES AND SHARE VALUES AND THERE IS NO ASSURANCE THAT ITS OBJECTIVE WILL BE REALIZED.

            CERTAIN   INVESTING IN VARIOUS COUNTRIES Investing globally
     SECURITIES AND   involves special risks, particularly in certain
         INVESTMENT   developing countries, caused by, among other things:
         TECHNIQUES   trade balances and imbalances, and related economic
                      policies; expropriation or confiscatory taxation;
  Investing outside   limitations on the removal of funds or other assets;
  the U.S. involves   political or social instability; the diverse structure
  special risks and   and liquidity of the various securities markets;
     opportunities.   nationalization policies of governments around the
                      world; and other specific local political and economic considerations. Companies located outside the United
                      States operate under different accounting, auditing and financial reporting regulations than U.S. companies, and frequently there is less information publicly available about such companies. However, in the opinion of Capital
                      Research and Management Company, global investing also can reduce certain of these risks through greater diversification opportunities.

                      Additional costs could be incurred in connection with the fund's investment activities. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Increased custodian costs as well as ad-ministrative difficulties (for example, delays in clear-ing and settling portfolio transactions or in receiving payments of dividends) may be associated with the main-tenance of assets in certain jurisdictions.

                      CURRENCY TRANSACTIONS The fund has the ability to enter into forward currency contracts and purchase put or call options on currencies to protect against changes in currency exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses involved, the fund will not generally attempt to protect against all potential changes in exchange rates.

                      RISKS If market interest rates decline, fixed-income securities such as bonds generally appreciate in value. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries.

-------------------------------------------------------------------------------

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund also may enter into "roll" transactions which are the sale of securities issued by the Government National Mortgage Association commonly known as "GNMA certificates" (securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government) or other securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date.

                       PORTFOLIO TURNOVER Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year.

                       MATURITY Under normal economic and market conditions, the fund's portfolio will be invested substantially in intermediate-term (three to ten years to maturity) and long-term (more than ten years to maturity) debt securities. However, there are no restrictions on the maturity composition of the fund's portfolio.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments, which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the next page.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                 YEARS OF EXPERIENCE
                                                                              AS INVESTMENT PROFESSIONAL
                                                 YEARS OF EXPERIENCE AS             (APPROXIMATE)
 PORTFOLIO COUNSELORS                             PORTFOLIO COUNSELOR
         FOR                                              FOR                 WITH CAPITAL
    CAPITAL WORLD           PRIMARY TITLE(S)         CAPITAL WORLD            RESEARCH AND
      BOND FUND                                        BOND FUND               MANAGEMENT
                                                     (APPROXIMATE)             COMPANY OR       TOTAL
                                                                             ITS AFFILIATES     YEARS
--------------------------------------------------------------------------------------------------------
 Mark H. Dalzell        Vice President--          5 years                    7 years           18 years
                        Investment Management
                        Group, Capital Research
                        and Management Company

--------------------------------------------------------------------------------------------------------

 Laurentius Harrer      Vice President,           1 year                     2 years           7 years
                        Capital Research
                        International*

--------------------------------------------------------------------------------------------------------

 James R. Mulally       Vice President--Fixed   Since the fund began         15 years          19 years
                        Income, Capital         operations
                        Research Company*

--------------------------------------------------------------------------------------------------------

 Richard T. Schotte     Senior Vice President,  1 year                       18 years          28 years
                        Capital Research and
                        Management Company
--------------------------------------------------------------------------------------------------------

   The fund began operations on August 4, 1987.
 * Company affiliated with Capital Research and Management Company


         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
  9.62% a year over    returns assume the reinvestment of all dividends and
       its lifetime    capital gain distributions.

    (August 4, 1987    The fund's yield and the average annual total returns
  through September    are calculated with no sales charge in accordance with
         30, 1995).    Securities and Exchange Commission requirements. The
                       fund's distribution rate is calculated by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end price and the capital gains paid over the last 12 months. For the 30-day period ended September 30, 1995, the fund's SEC yield was 6.12% and the distribution rate was 7.02% with no sales charge. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. Among the elements used to calculate the SEC yield are the dividend and interest income earned and expenses paid by the fund, whereas the income paid to shareholders is used to calculate the distribution rate. The fund's total return over the past 12 months and average annual total returns over the past five-year and lifetime periods, as of September 30, 1995, were 18.10%, 10.49% and 9.62%, respectively. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

-------------------------------------------------------------------------------

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in March, June, October and December. The first three
          AND TAXES    dividends of each year are normally the same; the
                       December dividend may be greater or less than the first
             Income    three reflecting the impact of foreign currency
  distributions are    transactions. All capital gains, if any, are
    usually made in    distributed annually, usually in December. When a
       March, June,    dividend or capital gain is distributed, the net asset
        October and    value per share is reduced by the amount of the
          December.    payment.

                       The terms of your plan will govern how your plan may receive distributions from the fund. Generally, periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit fund distributions from net investment income to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. For any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

                       Please see the statement of additional information and your tax adviser for further information.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, non-diversified management investment company, was
                AND    organized as a Maryland corporation in 1987. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid
     American Funds    certain fees for services rendered to the fund as
    Group, which is    described in the statement of additional information.
  managed by one of    They may elect to defer all or a portion of these fees
    the largest and    through a deferred compensation plan in effect for the
   most experienced    fund. Shareholders have one vote per share owned and,
         investment    at the request of the holders of at least 10% of the
          advisers.    shares, the fund will hold a meeting at which the board
                       could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment
                       Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles,

-------------------------------------------------------------------------------

                       CA 90071, and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.70% of the first $500 million of the fund's assets, plus 0.60% on net assets in excess of $500 million but not exceeding $1 billion, plus 0.50% on net assets in excess of $1 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc.") located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard,

--------------------------------------------------------------------------------

                      Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                      PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.30% of its average net assets annually (0.25% of which may be for service fees).

                      TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 1H-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $521,000 for the fiscal year ended September 30, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

  PURCHASING SHARES   ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                      RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                      PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                      LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                      CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                      Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored
                      403(b) plan or defined contribution plan qualified under
                      Section 401(a) of the Internal Revenue Code including a
                      "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of such purchase. (See "Redeeming Shares--Contingent Deferred
                      Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a

-------------------------------------------------------------------------------

                       commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. The incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

--------------------------------------------------------------------------------

       SHAREHOLDER    Subject to any restrictions contained in your plan, you
          SERVICES    can exchange your shares for shares of other funds in
                      The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

          REDEEMING   Subject to any restrictions imposed by your plan, you
             SHARES   can sell your shares through the plan any day the New
                      York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                      ---------------------------------------------------------

                      By contacting      Your plan administrator/trustee must
                      your plan          send a letter of instruction
                      administrator/     specifying the name of the fund, the
                      trustee            number of shares or dollar amount to
                                         be sold, and, if applicable, your
                                         name and account number. For your
                                         protection, if you redeem more than
                                         $50,000, the signatures of the
                                         registered owners (i.e., trustees or
                                         their legal representatives) must be
                                         guaranteed by a bank, savings
                                         association, credit union, or member
                                         firm of a domestic stock exchange or
                                         the National Association of
                                         Securities Dealers, Inc. that is an
                                         eligible guarantor institution. Your
                                         plan administrator/trustee should
                                         verify with the institution that it
                                         is an eligible guarantor prior to
                                         signing. Additional documentation
                                         may be required to redeem shares
                                         from certain accounts. Notarization
                                         by a Notary Public is not an
                                         acceptable signature guarantee.

                      ---------------------------------------------------------

                      By contacting      Shares may also be redeemed through
                      your investment    an investment dealer, however, you
                      dealer             or your plan may be charged for this
                                         service. SHARES HELD FOR YOU IN AN
                                         INVESTMENT DEALER'S STREET NAME MUST
                                         BE REDEEMED THROUGH THE DEALER.

                      ---------------------------------------------------------

                      THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE")

                      CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is

-------------------------------------------------------------------------------

                       waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase) and for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.


                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

            THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.




Capital
World
Bond
Fund(R)

November 25, 1995

CAPITAL WORLD BOND FUND(R)
Profile

333 South Hope Street                             November 25, 1995
Los Angeles, CA 90071

1. Goal
The fund primarily seeks to make your money grow over time consistent with prudent investment management.

2. Investment Strategies
The fund primarily invests in bonds denominated in various currencies including U.S. dollars. The fund purchases only investment grade obligations (those rated in the top four categories by Standard & Poor's Corporation or Moody's Investors Service, Inc.). The fund currently anticipates that its investments in issuers located outside the U.S. will be concentrated in governmental or quasi-governmental issues.

3. Risks
Bond prices rise and fall. Bonds are subject to credit risks (the possibility that the bond issuer will default on its obligation) and market risk (when interest rates rise, bond prices fall and vice versa). Lower rated bonds are subject to greater price fluctuations and risk of loss than higher rated bonds. The fund is non-diversified and is not subject to any restriction on the percentage of assets that may be invested in the securities of any one issuer; however, except for governmental-type securities, it will not invest more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer.

YOU CAN LOSE MONEY BY INVESTING IN THE FUND; YOUR INVESTMENT IS NOT GUARANTEED. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INTEND TO INVEST FOR A SHORTER PERIOD OF TIME.

4. Appropriateness
If you are not a long-term investor seeking capital growth through investments in bonds of issuers located throughout the world, this fund may not be appropriate for you. Please consult your investment dealer.

5. Fees and Expenses
Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts. Shareholder Transaction Expenses

Maximum sales charge
on purchases

(as a percentage of offering price)    4.75%




SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. The fund has no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions within 12 months following purchases without a sales charge.

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees                  0.68%

12b-1 expenses                   0.23%

Other expenses                   0.21%

Total fund operating expenses    1.12%




Example
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $ 58

Three years    81

Five years    106

Ten years     177





6. Past Results
Here are the fund's annual total returns for each calendar year over the fund's lifetime:
[CHART]

1988     -2.15%

1989     -0.39%

1990      6.33%

1991      9.79%

1992     -3.96%

1993     11.15%

1994     -6.09%


[END CHART]
Sales charges have not been deducted from results shown above.
The fund's average annual total return* is +8.96% over its lifetime (August 4, 1987 through September 30, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*

One year        + 12.53%


Five years      +  9.42%


Lifetime        +  8.96%

                30-Day Yield*


                   5.83%




* These results were calculated for periods ended September 30, 1995 in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted.

7. Investment Adviser
Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases
The fund's shares are sold through investment dealers. Your investment dealer can help you with your account, or you may call American Funds Service Company at 800/421-0180 with questions about your account. Generally, the minimum initial investment is $1,000.

9. Redemptions
You may redeem shares at no cost at any time through your investment dealer or by calling American FundsLineR at 800/325-3590. (You will need the fund's number - 31 - if you use this service.) Transactions will be processed as of the next close of the New York Stock Exchange.

10. Distributions
Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made monthly. Capital gains, if any, are usually distributed in December.

11. Other Services
You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.

THIS PROFILE CONTAINS KEY INFORMATION ABOUT THE FUND. MORE DETAILS APPEAR IN THE FUND'S ACCOMPANYING PROSPECTUS.

 This profile has been printed on recycled paper that meets the guidelines of the United
 States Environmental Protection Agency.

Capital
World
Bond
Fund(R)

November 25, 1995

CAPITAL WORLD BOND FUND(R)
Profile for Eligible Retirement Plans

333 South Hope Street                           November 25, 1995
Los Angeles, CA 90071

1. Goal
The fund primarily seeks to make your money grow over time consistent with prudent investment management.

2. Investment Strategies
The fund primarily invests in bonds denominated in various currencies including U.S. dollars. The fund purchases only investment grade obligations (those rated in the top four categories by Standard & Poor's Corporation or Moody's Investors Service, Inc.). The fund currently anticipates that its investments in issuers located outside the U.S. will be concentrated in governmental or quasi-governmental issues.

3. Risks
Bond prices rise and fall. Bonds are subject to credit risks (the possibility that the bond issuer will default on its obligation) and market risk (when interest rates rise, bond prices fall and vice versa). Lower rated bonds are subject to greater price fluctuations and risk of loss than higher rated bonds. The fund is non-diversified and is not subject to any restriction on the percentage of assets that may be invested in the securities of any one issuer; however, except for governmental-type securities, it will not invest more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer.

YOU CAN LOSE MONEY BY INVESTING IN THE FUND; YOUR INVESTMENT IS NOT GUARANTEED. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INTEND TO INVEST FOR A SHORTER PERIOD OF TIME.

4. Appropriateness
If you are not a long-term investor seeking capital growth through investments in bonds of issuers located throughout the world, this fund may not be appropriate for you. For more information, consult your investment dealer or employer.

5. Fees and Expenses
Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts.

Shareholder Transaction Expenses
Shares of the fund are sold with no sales charge to the following eligible retirement plans: plans of companies with collective retirement plan assets of $100 million or more or plans purchasing $1 million or more or having 200 or more eligible employees. However, a 1% contingent deferred sales charge is imposed on certain redemptions within one year of the purchase from eligible plans other than those with collective assets of $100 million or more. The fund has no sales charge on reinvested dividends and no deferred sales charge for redemptions or exchanges.

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees                  0.68%

12b-1 expenses                   0.23%

Other expenses                   0.21%

Total fund operating expenses    1.12%




Example
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $ 11

Three years   36

Five years   62

Ten years    136





6. Past Results
Here are the fund's annual total returns for each calendar year over the fund's lifetime:
[CHART]

1988      2.72%

1989      4.57%

1990     11.65%

1991     15.28%

1992      0.82%

1993     16.73%

1994     -1.43%


[END CHART]
The fund's average annual total return* is +9.62% over its lifetime August 4, 1987 through September 30, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*

One year          + 18.10%


Five years        + 10.49%


Lifetime          +  9.62%

                30-Day Yield*


                     6.12%




* These results were calculated for periods ended September 30, 1995 in accordance with Securities and Exchange Commission rules.
7
 . Investment Adviser
Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases
All orders to purchase shares must be made through your retirement plan. For more information about how to purchase shares of the fund through your plan or limitations on the amount that may be purchased, please consult with your employer.

9. Redemption
Subject to any restrictions imposed by your plan, you may sell your shares through the plan any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

10. Distributions
Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made monthly. Capital gains, if any, are usually distributed in December.

11. Other Services
You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.

THIS PROFILE RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. TO RECEIVE A FULL PROSPECTUS, CONTACT YOUR EMPLOYER OR THE SECRETARY OF THE FUND AT THE ABOVE ADDRESS.

 This profile has been printed on recycled paper that meets the guidelines of the United
 States Environmental Protection Agency.

 MARKED

                         CAPITAL WORLD BOND FUND, INC.
                                  Part B
                      Statement of Additional Information
                               NOVEMBER 25, 1995

 This document is not a prospectus but should be read in conjunction with the current prospectus dated November 25, 1995 of Capital World Bond Fund, Inc. (the "fund"). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        Capital World Bond Fund, Inc.
                           Attention:  Secretary
                           333 South Hope Street
                           Los Angeles, CA  90071
                               (213) 486-9200

 The fund has two forms of prospectuses. Each reference to the prospectus in this Statement of Additional Information includes both of the fund's prospectuses. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

ITEM PAGE NO.



DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES                1

INVESTMENT RESTRICTIONS                                            5

FUND OFFICERS AND DIRECTORS                                        7

MANAGEMENT                                                        10

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                        12

PURCHASE OF SHARES                                                15

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                       17

EXECUTION OF PORTFOLIO TRANSACTIONS                               18

GENERAL INFORMATION                                               18

INVESTMENT RESULTS                                                19

APPENDIX                                                          23

FINANCIAL STATEMENTS                                              ATTACHED


              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

 The descriptions below are intended to supplement the material in the prospectus under "Investment Objective and Policies."

INVESTMENT POLICY - The fund currently purchases only investment grade obligations (rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation). Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities (also known as "high-yield, high-risk securities"), the fund will dispose of the excess as expeditiously as possible.

PORTFOLIO TRADING - The fund intends to engage in portfolio trading when it is believed that the sale of a security owned by the fund and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities, or in connection with a "roll" transaction as described below.

CASH AND CASH EQUIVALENTS - Subject to the requirement that under normal market conditions it maintain at least 65% of its assets in bonds, the fund may maintain assets in cash or cash equivalents, including commercial bank obligations (certificates of deposit, which are interest-bearing time deposits; bankers' acceptances, which are time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity; and demand or time deposits), commercial paper (short-term notes issued by corporations or governmental bodies) rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's, and short-term obligations issued or guaranteed by a government or its agency or instrumentality or by a supranational entity. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

STOCK, WARRANTS AND RIGHTS - The fund may not make direct purchases of common or preferred stocks, and common or preferred stocks acquired through conversions, exchanges or the exercise of warrants or rights will be disposed of by the fund within a reasonable period of time after acquisition. As a condition of its continuing registration in a state, the fund has undertaken that its investments in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the fund's net assets, may be warrants or rights that are not listed on either the New York Stock Exchange or the American Stock Exchange. Warrants or rights acquired by the fund in units or attached to securities will be deemed to be without value for purposes of this restriction. These limits are not fundamental policies of the fund and may be changed by the Board of Directors without shareholder approval.

OTHER INVESTMENT COMPANIES - Although it intends to do so only infrequently, if at all, the fund has the authority to invest up to 10% of its total assets in shares of other investment companies. (Any such shares would be included in the fund's average net assets for purposes of calculating the investment adviser's fee, as described under "Investment Adviser" in the prospectus.) The fund may not invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the outstanding voting securities of any one investment company.

REPURCHASE AGREEMENTS - Although the fund has no current intention to do so during the next 12 months, the fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price.
The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by Capital Research and Management Company (the "Investment Adviser"). If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral security under or subject to the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS - The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in the value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase.

 The fund will not use these transactions for the purpose of leveraging and will maintain in a segregated account (with the value adjusted daily based on market valuations) cash or high-grade debt securities in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS - Although the fund has no current intention to do so during the next 12 months, the fund is authorized to enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of securities together with a commitment (for which the fund may receive a fee) to purchase similar, but not identical, securities at a future date. The fund will segregate liquid assets such as cash, U.S. Government securities or other high-grade debt obligations in an amount sufficient to cover its obligations under "roll" transactions and under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940 (the "1940 Act"), these transactions may be considered borrowings by the fund; accordingly, the fund will limit these transactions, together with any other borrowings, to no more than one-third of its total assets. Although these transactions will not be entered into for the purpose of leveraging, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (I.E., it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse purchase agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

CURRENCY TRANSACTIONS - The fund will not hold a currency other than U.S. dollars or invest in securities not denominated in U.S. dollars if such currency is not fully exchangeable into U.S. dollars without legal restriction at the time of investment. The fund may purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation (or a multinational currency unit). In addition, the fund may enter into forward currency contracts and purchase put or call options on currencies.

 A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and wished to be protected against, a decline in the currency against the dollar. Similarly it might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing. Although forward contracts typically will involve the purchase or sale of a non-U.S. currency against the dollar, the fund also may purchase or sell one non-U.S. currency forward against another non-U.S. currency.

 The fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities.

 Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

LOANS OF PORTFOLIO SECURITIES - The fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral.
The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.

DIVERSIFICATION - For the fund to be considered a "diversified" investment company under federal and state laws, it would be required to limit its investment in any one issuer (other than the U.S. Government) to 5% of its total assets. However, such a limitation would reduce the extent to which the fund could concentrate its non-U.S. investments in securities of governmental issuers, which are generally considered to be of higher credit quality than are non-U.S. private issuers, and accordingly might have increased the fund's investment risk. The fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders.

                            INVESTMENT RESTRICTIONS

 The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that the fund may not:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

     2. Invest in companies for the purpose of exercising control or management;

      3. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) or options on currencies;

      4. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market or OTC options for which there is no secondary market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;

         5. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

         6. Make loans, except that the fund may purchase debt securities and enter into repurchase agreements and make loans of portfolio securities;

         7. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

       8. Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         9. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

        10. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

        11. Invest in interests in oil, gas, or other mineral exploration or development programs;

        12. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

        13. Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies;

        14. Purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

 A further investment policy of the fund, which may be changed by action of the Board of Directors without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.

                          FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

NAME, ADDRESS AND AGE          POSITION WITH   PRINCIPAL OCCUPATION(S) DURING   AGGREGATE           TOTAL           TOTAL NUMBER
                               REGISTRANT    PAST 5 YEARS (POSITIONS WITHIN THE   COMPENSATION        COMPENSATION    OF FUND

                                             ORGANIZATIONS LISTED MAY HAVE   (INCLUDING          FROM ALL FUNDS   BOARDS ON
                                             CHANGED DURING THIS PERIOD)    VOLUNTARILY DEFERRED   MANAGED BY      WHICH
                                                                            COMPENSATION/1/) FROM    CAPITAL         DIRECTOR

                                                                            THE COMPANY DURING   RESEARCH AND    SERVES/2/
                                                                            FISCAL YEAR ENDED   MANAGEMENT
                                                                            SEPTEMBER 30, 1995   COMPANY/2/

++ H. Frederick Christie                     Private Investor.  The Mission Group    $2,65

Age: 62                        Director      (non-utility holding company, subsidiary of   9/3/                $137,600        18

 P.O. Box 144                                Southern California Edison Company),

 Palos Verdes Estates, CA 90274                 former President and Chief
                                             Executive Officer

 Diane C. Creel                Director      Chairwoman, CEO and President,    $1,40
Age: 46                                      The Earth Technology Corporation   0                   $37,825         12
 100 W. Broadway
 Suite 5000
 Long Beach, CA 90802

 Martin Fenton, Jr.            Director      Chairman, Senior Resource Group    $2,27
Age: 60                                      (management of senior living centers)   2/3/                $103,850        16

 4350 Executive Drive
 Suite 101
 San Diego, CA  92121-2116

 Leonard R. Fuller             Director      President, Fuller & Company, Inc.    $1,60

Age: 48                                      (financial management consulting firm)   0                   $38,325         12

 4337 Marina City Drive
 Suite 841 ETN
 Marina del Rey, CA 90292

+* Abner D. Goldstine                        Capital Research and Management    none
Age: 65                        President, PEO   Company, Senior Vice President   /4/                 none/4/         12

                               and Director    and Director

+** Paul G. Haaga, Jr.                       Capital Research and Management    none
Age: 46                        Chairman of   Company, Senior Vice President   /4/                 none/4/         14
                               the Board     and Director

 Herbert Hoover III            Trustee       Private Investor                $2,47
Age: 67                                                                     7                   $59,600         14
 200 S. Los Robles Avenue
 Suite 520
 Pasadena, CA 91101-2431

 Richard G. Newman             Trustee       Chairman, President and CEO,    $2,29
Age: 60                                      AECOM Technology Corporation   0/3/                $39,000         12
 3250 Wilshire Boulevard                     (architectural engineering)
 Los Angeles, CA 90010-1599

 Peter C. Valli                Trustee       Chairman and CEO, BW/IP         $2,20
Age: 68                                      International Inc. (industrial   0/3/                $37,000         12
 200 Oceangate Boulevard                     manufacturing)
 Suite 900
 Long Beach, CA 90802


+ Directors who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071//

/1/ Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by thefund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as
follows:   H. Frederick Christie ($1,831), Martin Fenton, Jr. ($3,505), Richard
G. Newman ($5,029), and Peter C. Valli ($4,778). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                  OFFICERS
       (with their principal occupations during the past five years)#

** MARY C. CREMIN, VICE PRESIDENT AND TREASURER. Capital Research and Management Company, Senior Vice President - Fund Business Management Group

* MICHAEL J. DOWNER, VICE PRESIDENT. Capital Research and Management Company, Senior Vice President - Fund Business Management Group

* JULIE F. WILLIAMS, SECRETARY. Capital Research and Management Company, Vice President - Fund Business Management Group

* KIMBERLY S. VERDICK, ASSISTANT SECRETARY. Capital Research and Management Company,
 Assistant Vice President - Fund Business Management Group

** ANTHONY W. HYNES, JR., ASSISTANT TREASURER. Capital Research and Management Company,
 Vice President - Fund Business Management Group

# Positions within the organizations listed may have changed during this period.

*  Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 135 South State College Boulevard, Brea, CA  92621.

*** Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

 No compensation is paid by the fund to any officer or Director who is a director or officer of the Investment Adviser. The fund pays annual fees of $1,200 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of November 1, 1995, the officers and Directors and their families as a group, owned beneficially or of record fewer than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement"), between the fund and the Investment Adviser, will continue in effect until October 31, 1996 unless sooner terminated, and may be renewed from year to year thereafter provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

 The Agreement provides for an advisory fee reduction by any amount necessary to assure that the fund's annual ordinary net operating expenses do not exceed applicable expense limitations in any state in which the fund's shares are being offered for sale. Only one state, California, continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets. Expenses pursuant to the fund's Plan of Distribution are excluded from this limit. Other expenses which are not subject to these limitations include interest, taxes, brokerage commissions, transaction costs, and extraordinary items such as litigation, as well as, for purposes of the state expense limitations, any amounts excludable under the applicable regulation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 During the fiscal years ended September 30, 1995, 1994, and 1993, the Investment Adviser's total fees amounted to $4,073,000, $3,801,000, and $2,336,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended September 30, 1995 amounted to $838,000 after allowance of $1,800,000 to dealers. During the fiscal years ended September 30, 1994, 1993 and 1992, the Principal Underwriter retained $1,293,000, $807,000 and $570,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by a majority of the outstanding voting securities of the fund. The officers and Directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, and benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund is committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

        Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealers commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). During the year ended September 30, 1995, the Fund paid $1,364,000 to the Principal Underwriter under the Plan as compensation to dealers. As of September 30, 1995, accrued and unpaid distribution expenses to the Principal Underwriter were $103,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses), it will be taxed only on that portion (if any) of the investment company taxable income and net capital gain which it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or currencies or other income derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to meet these distribution requirements to avoid the excise tax liability.

 The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

 Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

 It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered a gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities or currencies held less than three months, the fund may be required to defer the closing out of a forward currency contract beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

 The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of non-U.S. currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Except for transactions in forward currency contracts which are classified as part of a "mixed straddle," any gain or loss recognized with respect to forward currency contracts is considered to be 60% long-term capital gain or loss, and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. Code
Section 988 may also apply to forward currency contracts. Under Section 988, each non-U.S. currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

 Dividends and distributions generally are taxable to shareholders at the time they are paid. However, dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, a fund's taxable income for each year will be computed without regard to any net non-U.S. currency loss attributable to transactions after October 31, and any such net non-U.S. currency loss will be treated as arising on the first day of the following taxable year.

 The fund may be required to pay withholding and other taxes imposed by countries outside the United States which would reduce the fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable income or, alternatively, use them as foreign tax credits against their federal income taxes.

 As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 in a taxable year will be required to pay an additional amount of tax of up to $11,750, and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for fund shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

        1. Stocks and convertible bonds will be valued at closing sales prices reported on recognized securities exchanges on the day of valuation or, for listed stocks and convertible bonds having no sales reported and for unlisted stocks and convertible bonds, upon last-reported bid prices on that date. Long-term fixed-income obligations denominated in U.S. dollars generally are valued at prices obtained for the day of valuation from a bond pricing service; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with more than 60 days remaining to maturity are valued at the mean of representative quoted bid and asked prices. Short-term securities with 60 days or less remaining to maturity are amortized to maturity based on their cost to the fund, if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Securities denominated in currencies other than U.S. dollars generally are valued on the basis of bid quotations. Options on currencies purchased by the fund are valued at their bid price on the exchange in the case of listed options or at the average of the bid prices obtained from dealers in the case of OTC options. Where market quotations are not readily available, securities are valued at fair value by the Board of Directors or a committee thereof. The fair value of any other assets is added to the value of securities to arrive at total assets;

 2. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the fund's officers.

        3. The fund's liabilities, including proper accruals of expense items, are deducted from total assets; and

        4. The net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

        Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on these shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll
deduction investment will be multiplied by 13 and then multiplied by 1.5.   The
current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

   AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans where Capital Guardian Trust Company serves as trustee or custodian). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Transfer
Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

    Dealer concessions on underwritings, for the fiscal years ended September 30, 1995, 1994 and 1993 amounted to $22,000, $110,000 and $37,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial agreements in non-U.S. banks or non-U.S. branches of U.S. banks.

INDEPENDENT ACCOUNTANTS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on September 30. Shareholders are provided, at least semiannually, with reports showing the investment portfolio, financial statements and other information audited annually by the fund's independent auditors, whose selection is determined annually by the Directors.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

OFFERING PRICE PER SHARE -- SEPTEMBER 30, 1995



Net asset value and redemption price per share

 (Net assets divided by shares outstanding)        $16.81



Offering price per share (100/95.25 of per share

 net asset value, which takes into account the

 fund's current maximum sales charge)              $17.65


SHAREHOLDER VOTING RIGHTS - The fund currently issues shares in one class and series, but the Board of Directors may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of Directors, and on other matters affecting the entire fund, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required.
                               INVESTMENT RESULTS

 The fund's yield is 5.83% based on a 30-day (or one month) period ended September 30, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]
Where: a = dividends and interest earned during the period.
 b = expenses accrued for the period (net of reimbursements).
 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
 d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12
months.   The distribution rate may differ from the yield.

 In addition, investments in certain currency contracts may affect the fund's distribution rate. The Internal Revenue Service requires funds to recognize as ordinary income certain realized currency gains on non-U.S. currency transactions and to distribute such amounts as dividends to shareholders. Conversely, realized currency losses must be recognized as ordinary losses and reflected by reductions in dividends. Because such adjustments affect a fund's distribution rate calculations, a fund's distribution rate may be greater (if there is a net currency gain) or lesser (if there is a net currency loss) than its SEC yield. In addition, because of special tax treatment, certain other transactions may result in differences between the SEC yield and distribution rate. For example, unrealized gains on certain open forward currency contracts are required to be recognized as income and distributed as dividends (and are therefore included in the distribution rate but are not included in the SEC yield).

 The fund's average annual total return for the one-, five-year and lifetime periods ending on September 30, 1995 was 12.53%, 9.42% and 8.96%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for five and ten-year periods after such periods have elapsed. In addition, the fund will provide lifetime average annual total return figures.

EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. Since 1964, in all of the 10-year periods during which those funds were managed by Capital Research and Management Company 115 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 94 of the 115 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The fund may from time to time compare its investment results with the following:

 (1) The Salomon Brothers non-U.S. Dollar Indexes, which measure the total return of high-quality non-U.S. dollar denominated securities in major sectors of the bond market.

 (2) The Lehman Brothers Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), all publicly issued debt of agencies of the U.S.Government (excluding mortgage-backed securities), and all public, fixed-rate, non-convertible investment grade domestic corporate debt.

 (3) The Salomon Brothers Broad Investment-Grade Bond Index, which represents over 5,000 individually priced securities and is a market capitalization weighted index and includes Treasury, Government-sponsored, mortgage, and investment-grade fixed-rate corporates (BBB/Baa3) with a maturity of one year or longer and a minimum of $50 million outstanding at entry, and which remain in the Index until their amount falls below $25 million.

 (4) The Salomon Brothers World Bond Index, which is a sub-component of the International Bond Index and provides a comprehensive measure of the total return of high-quality securities in major sectors of the bond market. Included in the index are U.S. and non-U.S. Government bonds.

 (5) The Salomon Brothers World Government Bond Index, which is designed to provide a comprehensive measure of the total return performance of the domestic Government bond markets in each of nine countries (United States, Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia and Switzerland) and in the nine countries combined.

  (6) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth.

 (7) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

 The fund may also refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 In addition, the fund may also from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

If you are considering the fund for an Individual Retirement Account

Here's how much you would have if you invested $2,000 a year in the Fund:



1 Year                3 Years                 Lifetime

(10/1/94 - 9/30/95)   (10/1/92 - 9/30/95)     (8/4/87 - 9/30/95)



$2,250                $6,925                  $25,902




           See the difference time can make in an investment program

                                             ... and taken all

                                             distributions in shares,

If you had invested                          your investment would

$10,000 in the Fund                          have been worth this

this many years ago...                        much at September 30, 1995

|                                            |

                        Periods

  Number of Years        10/1-9/30           Value**

1                       1994  - 1995         $11,252
2                       1993  -  1995        11,181

3                       1992  -  1995        12,339

4                       1991  -  1995         13,508

5                       1990   - 1995         15,686

6                       1989   - 1995         16,927

7                       1988   - 1995         17,853

8                       1987   - 1995         20,207

Lifetime                1987   - 1995*        20,140



Illustration of a $10,000 investment in the Fund
WITH DIVIDENDS AND CAPITAL GAINS REINVESTED
(For the lifetime of the Fund August 4, 1987 - September 30, 1995)
           COST OF SHARES                     VALUE OF SHARES**

Fiscal                                    Total        From         From         From

Year End      Annual        Dividends     Investment   Initial      Capital Gains   Dividends   Total

September 30   Dividends     (cumulative)   Cost         Investment   Reinvested   Reinvested   Value



1987*         ---           ---           $10,000      $9,493       ---          ---        $ 9,493

1988          $ 621         $ 621         10,621       10,120       $   8           615     10,743

1989             801        1,422         11,422         9,700      237          1,392      11,330

1990             945        2,367         12,367         9,640      236          2,355      12,231

1991             948        3,315         13,315        10,400      254          3,545      14,199

1992          1,000         4,315         14,315        10,633      260          4,649      15,542

1993             871        5,186         15,186       10,987       443          5,729      17,159

1994          1,046         6,232         16,232       10,220        491         6,342      17,053
1995          1,354         7,586         17,586       11,207       539          8,394      20,140


The dollar amount of capital gain distributions during the period was $485.
*  From inception on August 4, 1987.

** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS
 Moody's Investors Service, Inc. employs the designations "Prime-1"and "Prime-2" to indicate the two highest grades of commercial paper.

"ISSUERS RATED PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

 -  Leading market positions in well established industries.

 -  High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earning coverage of fixed financial charges and high internal cash generation.

- Well established access to a range of financial markets and assured sources of alternate liquidity."

"ISSUERS RATED PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained."

 Standard & Poor's Corporation's two highest ratings of commercial paper are "A-1" and "A-2."

 "A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category in which the fund invests may be delineated with the numbers 1 or 2 to indicate the relative degree of safety."

 "A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong."

 "A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated 'A-1'."

                          DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc. rates "investment grade" long-term debt obligations issued by various entities from "Aaa" to "Baa." These ratings are described below:

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."
Standard & Poor's Corporation rates the investment grade long-term debt obligations of various entities in categories ranging from "AAA" to "BBB" according to quality. These ratings are described below:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

 "Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Capital World Bond Fund
Investment Portfolio September 30, 1995

                                                     Principal             Market            Percent of
                                                     Amount                Value             Net Assets
                                                     (000)                 (000)

Bonds & Notes

Australian Dollars

Australian Government 9.00% 2004                     A$ 1,000              US$776            .12%

New South Wales Treasury 11.50% 1999                 1,000                 839               .13

New South Wales Treasury 7.00% 2004                  12,000                8,109             1.24

News America Holdings Inc. 8.625% 2014               11,000                6,981             1.07

Southern Australia Finance Authority

 11.25% 2001                                         5,500                 4,631             .71

                                                                           --------          --------

                                                                           21,336            3.27

                                                                           --------          --------

Austrian Schillings

Austria Government 7.00% 2000                        ATS14,000             1,456             .22

                                                                           -                 -

British Pounds

Bank of Ireland 9.75% 2005                           Pound 250             411               .06

European Investment Bank 6.00% 2004                  250                   333               .05

United Kingdom:

 9.50% 1999                                          3,000                 5,031             .77

 8.00% 2000                                          400                   643               .10

 7.00% 2001                                          8,500                 12,868            1.97

 4.375% 2004/1/                                      3,000                 5,406             .83

                                                                           --------          --------

                                                                           24,692            3.78

                                                                           --------          --------

Canadian Dollars

Canadian Government:

 7.75% 1996                                          C$ 2,000              1,504             .23

 6.25% 1998                                          2,000                 1,468             .23

 10.75% 1998                                         3,000                 2,426             .37

 9.75% 2001                                          14,250                11,796            1.81

 0% 2003                                             6,000                 2,358             .36

 7.50% 2003                                          5,000                 3,680             .56

 0% 2005                                             12,685                4,321             .66

 8.75% 2005                                          6,550                 5,213             .80

 10.75% 2009                                         9,500                 8,717             1.34

 4.25% 2021/1/                                       4,000                 2,925             .45

 9.00% 2025                                          5,500                 4,468             .68

                                                                           --------          --------

                                                                           48,876            7.49

                                                                           --------          --------

Danish Kroner

Danish Government:

 9.00% 1998                                          DKr124,000            23,730            3.63

 9.00% 2000                                          36,000                6,964             1.07

 8.00% 2003                                          46,500                8,467             1.30

 7.00% 2024                                          104,000               15,547            2.38

                                                                           --------          --------

                                                                           54,708            8.38

                                                                           --------          --------

Deutsche Marks

Deutschland Republic:

 6.75% 2003                                          DM15,500              10,995            1.68

 6.875% 2005                                         16,200                11,540            1.77

 6.25% 2024                                          20,500                12,403            1.90

Treuhandanstalt:

 7.375% 2002                                         11,000                8,091             1.24

 7.50% 2004                                          4,100                 3,019             .46

                                                                           --------          --------

                                                                           46,048            7.05

                                                                           --------          --------

European Currency Units

France O.A.T.:

 6.75% 2002                                          ECU3,000              3,722             .57

 8.50% 2002                                          2,000                 2,715             .41

Italy (Republic of) 10.75% 2000                      2,500                 3,630             .56

                                                                           --------          --------

                                                                           10,067            1.54

                                                                           --------          --------

Finnish Markkaa

Finnish Government:

 11.75% 1996                                         FM1,000               239               .03

 9.50% 2004                                          4,000                 1,028             .16

                                                                           --------          --------

                                                                           1,267             .19

                                                                           --------          --------

French Francs

France O.A.T.:

 6.75% 2004                                          Fr15,000              2,912             .45

 8.50% 2023                                          6,000                 1,275             .19

                                                                           --------          --------

                                                                           4,187             .64

                                                                           --------          --------

Irish Pounds

Ireland (Republic of):

 6.25% 1999                                          IR POUND3,450         5,332             .82

 9.25% 2003                                          3,800                 6,505             1.00

 6.25% 2004                                          530                   746               .11

                                                                           --------          --------

                                                                           12,583            1.93

                                                                           --------          --------

Italian Lire

Credit Local de France 7.50% 1999                    Lr 2,000,000          1,122             .17

Deutsche Bank Finance NV 11.00% 1996                 3,700,000             2,305             .35

Italian Government:

 8.50% 1999                                          4,400,000             2,541             .39

 8.50% 1999                                          2,900,000             1,641             .25

 11.50% 2003                                         1,000,000             618               .10

 8.50% 2004                                          4,500,000             2,315             .36

 8.50% 2004                                          25,700,000            13,148            2.01

KfW International Finance Inc.

  11.625% 1998                                       5,500,000             3,474             .53

                                                                           -                 --------

                                                                           27,164            4.16

                                                                           --------          --------

Japanese Yen

Austria Government 5.00% 2001                        Yen 50,000            574               .09

European Investment Bank 6.75% 2001                  1,500,000             18,637            2.85

Export-Import Bank of Japan:

 4.375% 2003                                         325,000               3,649             .56

 2.875% 2005                                         990,000               9,893             1.52

GMAC International Finance 3.75% 1999                300,000               3,205             .49

Japan Development Bank:

 5.00% 1999                                          340,000               3,871             .59

 6.50% 2001                                          130,000               1,609             .25

                                                                           --------          --------

                                                                           41,438            6.35

                                                                           --------          --------

Netherlands Guilders

Netherlands Government:

 7.50% 1999                                          NLG 5,000             3,342             .51

 7.50% 2023                                          57,300                36,630            5.61

                                                                           --------          --------

                                                                           39,972            6.12

                                                                           --------          --------

New Zealand Dollars

New Zealand Government:

 6.50% 2000                                          NZ$15,550             9,663             1.48

 8.00% 2004                                          27,000                17,953            2.75

 8.00% 2006                                          18,500                12,372            1.90

                                                                           --------          --------

                                                                           39,988            6.13

                                                                           --------          --------

Spanish Pesetas

Spain (Kingdom of):

 8.30% 1998                                          Pta  755,000          5,831             .89

 11.45% 1998                                         2,020,000             16,751            2.57

 10.50% 2003                                         2,000,000             16,116            2.47

                                                                           --------          --------

                                                                           38,698            5.93

                                                                           --------          --------

Swedish Kronor

Swedish Government:

 10.75% 1997                                         SKr 20,000            2,939             .45

 11.00% 1999                                         149,000               22,420            3.43

 6.00% 2005                                          46,000                5,278             .81

                                                                           --------          --------

                                                                           30,637            4.69

                                                                           --------          --------

United States Dollars



Banamex 1995 Receivables Trust

 0% 2002                                             US$ 6,665             5,009             .77

Bayerische Landesbank Girozentrale

 7.375% 2002                                         1,000                 1,050             .16

Caterpillar Financial Services Corp.

 9.39% 12/5/95                                       500                   503               .08

ConAgra, Inc. 9.75% 2021                             8,500                 10,459            1.60

Czech National Bank 7.00% 1996                       2,000                 2,003             .31

Den Danske Bank 144A 6.55% 2003                      1,000                 969               .15

Federal Home Loan Mortgage Corp.:

 5.78% 2003/2/                                       3,000                 2,840             .44

 6.19% 2004/2/                                       3,000                 2,882             .44

Government National Mortgage Assn.:

 9.00% 2017-2004/2/                                  8,893                 9,362             1.43

 7.00% 2020/2/                                       2,838                 2,877             .44

 8.50% 2021/2/                                       975                   1,015             .16

 6.00% 2024/2/                                       3,033                 3,055             .47

 6.50% 2024/2/                                       3,466                 3,514             .54

Parker & Parsley Petroleum Co.

 8.25% 2007                                          2,000                 2069              .32

Poland Government 7.75% 2000                         9,750                 9779              1.50

Province of Ontario 5.70% 1997                       500                   497               .08

Skandinaviska Enskilda Banken 6.875%

 2009                                                4,000                 3,819             .59

Standard Credit Card Trust, credit card

 participation certificates, Series

 1990-6A, 9.375% 1998                                2,200                 2,309             .35

Svenska Handelsbanken, Inc. 8.125% 2007              500                   541               .08

United States Treasury:

 4.75% 1998                                          2,500                 2,423             .37

 5.375% 1998                                         3,000                 2,961             .45

 6.375% 1999                                         22,000                22,292            3.41

 8.00% 2001                                          6,000                 6,547             1.00

 6.375% 2002                                         13,500                13,700            2.10

 11.625% 2004                                        11,000                15,060            2.31

 7.50% 2005                                          5,000                 5,446             .83

 10.375% 2009                                        9,000                 11,479            1.76

 6.25% 2023                                          1,000                 952               .15

 7.625% 2025                                         4,000                 4,529             .69

                                                                           --------          --------

                                                                           149,941           22.98

                                                                           --------          --------

Total bonds & notes (cost:

 $567,958,000)                                                             593,058           90.85

                                                                           --------          --------



Short-Term Securities

Corporate Short-Term Notes

Daimler-Benz North America Corp.

 5.73% due 10/6/95                                   3,900                 3,896             .60

PepsiCo Inc.:

 5.69% due 10/20/95                                  6,700                 6,679             1.02

 5.68% due 11/6/95                                   3,300                 3,280             .50

UBS Finance (Delaware) Inc.

 6.50% due 10/2/95                                   17,700                17,694            2.71

                                                                           --------          --------

                                                                           31,549            4.83

                                                                           --------          --------



Federal Agency Discount Notes

Federal Home Loan Mortgage Corp.

 5.62% due 11/10/95                                  5,700                 5,664             .87

                                                                           -                 -

Non-U.S. Currency

British Pound Deposit                                Pound 41              64                .01

Deutsche Mark Deposit                                DM167                 117               .02

Japanese Yen Deposit                                 Yen 25,217            254               .04

                                                                           --------          --------

                                                                           435               .07

                                                                           --------          --------



Total Short-Term Securities (cost:

 $37,636,000)                                                              37,648            5.77

                                                                           --------          --------

Total Investment Securities (cost:

 $605,594,000)                                                             630,706           96.62



Excess of cash and receivables over

 payables                                                                  22,081            3.38

                                                                           --------          --------

Net Assets                                                                 $652,787          100.00%

                                                                           ========          ========






/1/ Represents an index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.

/2/ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of this security is shorter than the stated maturity.


See Notes to Financial Statements

Capital World Bond Fund
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 1995

                                                                (dollars in thousands)



ASSETS:

Investment securities at market

 (cost: $605,594)                                                                $630,706

Cash                                                                             55

Receivables for-

 Sales of investments                                      $3,581

 Sales of fund's shares                                    1,589

 Accrued interest                                          20,178                25,348

                                                           ---------             ---------

                                                                                 656,109

LIABILITIES:

Payables for-

 Purchases of investments                                  1,837

 Repurchases of fund's shares                              667

 Open forward currency contracts                           311

 Management services                                       358

 Accrued Expenses                                          149                   3,322

                                                           ---------             ---------

NET ASSETS AT SEPTEMBER 30, 1995-

 Equivalent to $16.81 per share on

 38,837,677 shares of $0.01 par value

 capital stock outstanding (authorized

 capital stock - 200,000,000 shares)                                             $652,787

                                                                                 =========



STATEMENT OF OPERATIONS

for the year ended September 30, 1995



(dollars in thousands)

INVESTMENT INCOME:

Income:

 Interest                                                                        $47,517



Expenses:

 Management services fee                                   $4,073

 Distribution expenses                                     1,364

 Transfer agent fee                                        521

 Reports to shareholders                                   109

 Registration statement and prospectus                     110

 Postage, stationery and supplies                          179

 Directors' fees                                           17

 Auditing and legal fees                                   43

 Custodian fee                                             236

 Taxes other than federal income tax                       16

 Other expenses                                            9                     6,677

                                                           ---------             ---------

 Net investment income                                                           40,840

                                                                                 ---------

REALIZED GAIN AND UNREALIZED APPRECIATION:

Net realized gain                                                                3,523

Net unrealized appreciation on

 investments                                               49,945

 Open forward currency contracts                           2,654

                                                           ---------

  Net unrealized appreciation                                                    52,599

                                                                                 ---------

 Net realized gain and change in

  unrealized appreciation on investments                                         56,122

                                                                                 ---------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                                 $96,962

                                                                                 =========



Statement of Changes in Net Assets

(dollars in thousands)

                                                           Year ended            September 30



                                                           1995                  1994

                                                           ---------             ---------

OPERATIONS:

Net investment income                                      $40,840               $37,771

Net realized gain (loss) on investments                    3,523                 (4,212)

Net unrealized appreciation (depreciation)

 on investments                                            52,599                (40,576)

                                                           ---------             ---------

 Net increase (decrease) in net

  assets resulting from operations                         96,962                (7,017)

                                                           ---------             ---------

DIVIDENDS AND DISTRIBUTIONS

 PAID TO SHAREHOLDERS:

Dividends from net

 investment income                                         (43,886)              (30,899)

Distributions from net realized

 gain on investments                                       -                     (3,706)

                                                           ---------             ---------

 Total dividends and distributions                         (43,886)              (34,605)

                                                           ---------             ---------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold:

 12,188,125 and 18,607,545

 shares, respectively                                      198,146               298,788

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and distributions of

 net realized gain on investments:

 2,348,338 and 1,828,168 shares, respectively              37,011                28,937

Cost of shares repurchased:

 13,243,810 and 10,172,029

 shares, respectively                                      (211,052)             (160,190)

                                                           ---------             ---------

 Net increase in net assets

  resulting from capital share

  transactions                                             24,105                167,535

                                                           ---------             ---------

TOTAL INCREASE IN NET ASSETS                               77,181                125,913

NET ASSETS:

Beginning of year                                          575,606               449,693

                                                           ---------             ---------

End of year (including undistributed

 net investment income: $11,346 and

 $14,392, respectively)                                    $652,787              $575,606

                                                           =========             =========


See Notes to Financial Statements

Notes to Financial Statements

1. Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations. Short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

   As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Distributions to shareholders are recorded on the ex-dividend date.

   Investment securities, cash balances, and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Interest income from such investments is calculated using the prevailing exchange rate as accrued or when received. Purchases and sales of investment securities and interest income are calculated at the rates of exchange prevailing on the respective dates of such transactions. The fund does not identify the portion of each amount shown in the fund$s statement of operations under the caption "Realized Gain and Unrealized Appreciation" that arises from changes in non-U.S. currency exchange rates.

   Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $236,000 includes $5,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

   As of September 30, 1995, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $25,112,000, of which $27,382,000 related to appreciated securities and $2,270,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended September 30, 1995. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $605,594,000 at Septeber 30, 1995.

3. The fee of $4,073,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.70% of the first $500 million of average net assets; 0.60% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion.

   Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1995, distribution expenses under the Plan were $1,364,000. As of September 30, 1995, accrued and unpaid distribution expenses were $103,000.

   American Funds Service Company (AFS), the transfer agent for the fund, was
paid a fee of $521,000.   American Funds Distributors, Inc. (AFD), the
principal underwriter of the fund's shares, received $838,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1995, aggregate amounts deferred were $13,000.

   CRMC is owned by the Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1995, accumulated undistributed net realized loss on investments was $2,804,000 and paid-in capital was $619,056,000.
 The fund made purchases and sales of investment securities, excluding short-term securities, of $580,682,000 and $586,087,000, respectively, during the year ended September 30, 1995.

   The fund purchases and sells forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The contracts are recorded at market value and reflect the extent of the fund$s involvement in these financial instruments. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in foreign exchange rates and securities values underlying these instruments. At September 30, 1995, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies as follows:


NON-U.S. CURRENCY CONTRACTS

                                                                                    U.S. Valuation

                                         Contract Amount                              at 9/30/95

                                     ------------                                            Unrealized

                                                                                             (Depreciation)

                                     Non-U.S.              U.S.              Amount          Appreciation

--------------------------           ------------          ---------         ---------       -------------

Sales:

Australian Dollars

  expiring 11/20/95                  A$995,000             735,000           751,000         (16,000)

Canadian Dollars

  expiring 2/9/96                    C$5,650,000           4,159,000         4,200,000       (41,000)

Danish Kroner

  expiring10/5/95 to

  2/8/96                             DKr80,000,000         14,672,000        14,434,000      238,000

Deutsche Mark

  expiring 11/20/95 to

  3/19/96                            DM21,862,000          15,180,000        15,418,000      (238,000)

French Francs

  expiring 2/8/96                    Fr6,000,000           1,249,000         1,216,000       33,000

Japanese Yen

  expiring 2/8 to

  3/11/96                            Yen                   12,981,000        12,551,000      430,000
                                     1,218,470,500

Netherlands

   Guilders

  expiring 2/9 to

  3/11/96                            NLG43,090,948         26,352,000        27,160,000      (808,000)

                                                                                             ------------

                                                                                             $(402,000)

                                                                                             ============



Purchases:

Japanese Yen

  expiring 11/21/95                  JPY200,000,000        1,939,000         2,030,000       $91,000

                                                                                             ===========

-------------
Per-Share Data and Ratios

                                                                 Year Ended September 30

                                                    1995         1994           1993         1992         1991



Net Asset Value, Beginning of Year                  $15.33       $16.48         $15.95       $15.60       $14.46

                                                    ------       -------        -----        -------      -------

 Income From Investment Operations:

  Net investment income                             1.09         1.05           .91          1.03         1.05

  Net realized and unrealized gain (loss)

   on investments                                   1.57         (1.14)         .65          .40          1.19

                                                    ------       -------        -----        -------      -------

   Total income from investment operations          2.66         (.09)          1.56         1.43         2.24

                                                    ------       -------        -----        -------      -------

 Less Distributions:

  Dividends from net investment income              (1.18)/1/    (.94)/1/       (.84)/1/     (1.01)/1/    (1.10)

  Distributions from net realized gains             -            (.12)          (.19)        (.07)        -

                                                    ------       -------        -----        -------      -------

   Total distributions                              (1.18)       (1.06)         (1.03)       (1.08)       (1.10)

                                                    ------       -------        -----        -------      -------

Net Asset Value, End of Year                        $16.81       $15.33         $16.48       $15.95       $15.60

                                                    ======       ====           =====        =====        =====



Total Return/2/                                     18.10%       (.62)%         10.40%       9.46%        16.10%



Ratios/Supplemental Data:

 Net assets end of year (in millions)               $653         $576           $450         $224         $76

 Ratio of expenses to average net assets            1.12%        1.11%          1.19%        1.38%        1.42%

 Ratio of net income to average net assets          6.83%        6.88%          6.25%        6.88%        7.54%

 Portfolio turnover rate                            104.96%      77.04%         27.95%       95.11%       81.44%






/1/Amount includes realized non-U.S. currency gains of 12 cents, 4 cents, 3 cents and 7 cents for the years ended 1995, 1994, 1993 and 1992, respectively, treated as net investment income for federal income tax purposes.

/2/ This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
CAPITAL WORLD BOND FUND, INC.:

     We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc., including the schedule of portfolio investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the
five years in the period then ended.   These financial statements and the
per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Los Angeles, California
October 23, 1995

1995 TAX INFORMATION (unaudited)

     We are required to advise you within 60 days of the fund$s fiscal year-end regarding the federal tax status of distributions.

     Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 7% of the dividends paid by the fund from net investment income was derived from interest on direct U.S.Treasury obligations.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

     Since the amounts above are reported for the fiscal year and not a calendar year, shareholders should refer to their Form 1099 DIV or other tax information which will be mailed in January
1996 to determine the CALENDAR YEAR amounts to be included on their 1995 tax returns. Shareholders should consult their tax advisers.